SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 1995



                       OXBORO MEDICAL INTERNATIONAL, INC.
             (Exact name of Registrant as Specified in its Charter)


                                   Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-18785                                      41-1391803
(Commission File Number)                 (I.R.S. Employer Identification No.)




13828 Lincoln Street N.E., Ham Lake, Minnesota        55304
(Address of Principal Executive Offices)            (Zip Code)


Registrant's Telephone number, Including Area Code (612) 755-9516


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



Item 4.   Changes in Registrant's Certifying Accountant.

     On August 1, 1995, the Registrant's Board of Directors approved the engagement of Grant Thornton LLP as the Registrant's principal independent accountant.

     Prior to the engagement of Grant Thornton LLP, the Registrant had not consulted Grant Thornton LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered on the Registrant's financial statements. As there had been no disagreement with the Registrant's former accountants required to be disclosed pursuant to Item 304(a)(1)(iv) of Regulation S-B (see Report on Form 8-K dated June 9, 1995), there was no consultation with Grant Thornton LLP as to any such matter.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OXBORO MEDICAL INTERNATIONAL, INC.


                               By /s/ Harley Haase
                                  Harley Haase
                                  Its President

Dated: August 8, 1995